UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 08, 2001

                     WHOLESALE AUTO RECEIVABLES CORPORATION
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             (Exact name of registrant as specified in its charter)


         Delaware                   333-10524         38-3082709
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(State or other jurisdiction of     Commission     (I.R.S. Employer
incorporation or organization)      File Number    Identification No.)


Corporate Trust Center
1209 Orange Street, Wilmington, DE                          19801
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(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code        302-658-7851
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Items 1-4.     Not Applicable.

Item 5.        Other Events

                      On March 7, 2001 the registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure. Wholesale Auto Receivables Corporation will issue the following: $2,000,000,000 Floating Rate Asset Backed Term Notes, Series 2001-A ("2001-A Term Notes"), $750,000,000 Floating Rate Asset Backed Term Notes, Series 2001-B ("2001-B Term Notes") and $125,000,000 Floating
                      Rate Asset Backed Certificates, Class 2001-A ("2001-A Certificates"). Only the 2001-A Term Notes are offered hereby. The series term sheet is attached hereto as
                      Exhibit 99.

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Item 6.        Not applicable.

Item 7.        Exhibits.

Exhibit 99.    The following is filed as an Exhibit to this Report under
               Exhibit 99.

                                           Series  Term  Sheet  dated  March  6,
                                           2001,  with  respect to the  proposed
                                           issuance of the  Floating  Rate Asset
                                           Backed Term Notes,  Series  2001-A of
                                           Superior     Wholesale      Inventory
                                           Financing Trust VII.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     WHOLESALE AUTO RECEIVABLES CORPORATION
                                     ----------------------------------------
                                                    (Registrant)

                                     s/  WILLIAM F. MUIR
                                     ----------------------------------------
Dated: March 08, 2001                William F. Muir, Chairman of the Board
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                                     s/  JOHN D. FINNEGAN
                                     ----------------------------------------
Dated: March 08, 2001                John D. Finnegan, President and Director
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


                                  EXHIBIT INDEX

Exhibit        Description                                             Page
-------        -----------                                             ----

99             Series Term Sheet dated March 6, 2001